                                                                    Exhibit 99.2

                    BARRISTER GLOBAL SERVICES NETWORKS, INC.

                                  CERTIFICATION
                      PURSUANT TO 18 U. S. C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Barrister Global Services Network, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q/A for the quarter ending September 30, 2002 (the "Form 10-Q/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:                 February 14, 2003                           By:      /s/   William O. Bray
              -------------------------                               ------------------------------------------
                                                                                  William O. Bray
                                                                                   President and
                                                                               Chief Executive Officer



Date:                 February 14, 2003                           By:      /s/   Richard P. Beyer
              -------------------------                               ------------------------------------------
                                                                                 Richard P. Beyer
                                                                           Senior Vice President, Finance
                                                                             (Principal Financial Officer)


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